UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 5, 2008

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As disclosed in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 filed by Marsh & McLennan Companies, Inc. (“MMC”) on August 8, 2008, performance measurements for segment revenue and segment operating income used by MMC’s chief operating decision maker to evaluate performance and for the allocation of resources were changed, so that investment gains and losses derived from investments strategically linked to MMC’s operating companies are no longer included. The presentation of segment revenue and segment operating income was conformed accordingly. The amounts are now reflected as “Investment income (loss),” which is presented outside of MMC’s operating income. In addition, the related cash flows received from or paid for certain investments have been similarly changed in the consolidated statements of cash flows.

In order to reflect this change, MMC has attached hereto Exhibits 99.1, 99.2 and 99.3 to amend presentations of the following sections of its Annual Report on Form 10-K for the fiscal year ended December 31, 2007:

•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Item 8. Financial Statements and Supplementary Data.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23	Consent of Deloitte & Touche LLP.

99.1	Amended Item 6. Selected Financial Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

99.2	Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Luciana Fato
Name:	Luciana Fato
Title:	Deputy General Counsel & Corporate Secretary

Date: September 5, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit
23	Consent of Deloitte & Touche LLP.

99.1	Amended Item 6. Selected Financial Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

99.2	Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, including the disclosure therein that is amended by Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future events or results, use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “intend,” “plan,” “project” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would.” For example, we may use forward-looking statements when addressing topics such as: changes in our business strategies and methods of generating revenue; the development and performance of our services and products; market and industry conditions, including competitive and pricing trends; changes in the composition or level of MMC’s revenues; our cost structure and the outcome of cost-saving or restructuring initiatives; dividend policy and share repurchase programs; the expected impact of acquisitions and dispositions; pension obligations; cash flow and liquidity; future actions by regulators; the outcome of contingencies; the impact of changes in accounting rules; and changes in senior management.

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include:

•	the challenges we face in achieving profitable revenue growth and improving operating margins at Marsh;

•	the extent to which we retain existing clients and attract new business, and our ability to incentivize and retain key employees;

•

the impact on risk and insurance services commission revenues of changes in the availability of, and the premiums insurance carriers charge for, insurance and reinsurance products, including the impact on premium rates and market capacity attributable to catastrophic events like hurricanes;

•

the impact on renewals in our risk and insurance services segment of pricing trends in particular insurance markets, fluctuations in the general level of economic activity and decisions by insureds with respect to the level of risk they will self-insure;

•	revenue fluctuations in risk and insurance services relating to the effect of new and lost business production and the timing of policy inception dates;

•	the impact on our consulting segment of pricing trends, utilization rates, the general economic environment and legislative changes affecting client demand;

•

the impact of competition, including with respect to pricing, the emergence of new competitors, and the fact that many of Marsh’s competitors are not constrained in their ability to receive “market service” compensation;

•

the ultimate economic impact on MMC of contingencies described in the notes to our financial statements, including the risk of a significant adverse outcome in the shareholder lawsuit against MMC concerning the late 2004 decline in MMC’s share price;

•

our exposure to potential liabilities arising from errors and omissions claims against us, including claims of professional negligence in providing actuarial services, such as those alleged by the Alaska Retirement Management Board against Mercer;

•

our ability to meet our financing needs by generating cash from operations and accessing external financing sources, including the potential impact of rating agency actions on our cost of financing or ability to borrow;

•	our ability to make strategic acquisitions and dispositions and to integrate, and realize expected synergies, savings or strategic benefits from, the businesses we acquire;

•	the impact on net income of foreign exchange and/or interest rate fluctuations;

•	changes in applicable tax or accounting requirements;

•

potential income statement effects from the application of FIN 48 (“Accounting for Uncertainty in Income Taxes”) and SFAS 142 (“Goodwill and Other Intangible Assets”), including the effect of any subsequent adjustments to the estimates MMC uses in applying these accounting standards; and

•

the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which we operate, particularly given the global scope of our businesses and the possibility of conflicting regulatory requirements across the jurisdictions in which we do business.

The factors identified above are not exhaustive. MMC and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, MMC cautions readers not to place undue reliance on its forward-looking statements, which speak only as of the dates on which they are made. MMC undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made. Further information concerning MMC and its businesses, including information about factors that could materially affect our results of operations and financial condition, is contained in MMC’s filings with the Securities and Exchange Commission.